Dreyfus
      Connecticut
      Municipal Money
      Market Fund, Inc.

      ANNUAL REPORT September 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                            21   Board Members Information

                            23   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Connecticut
                                              Municipal Money Market Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Connecticut Municipal Money Market Fund, Inc., covering the 12-month period from October 1, 2001 through September 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

Amid turbulence in the stock market, many investors have turned to the relative stability of the tax-exempt money markets. For some investors, tax-exempt money market funds are part of a broader strategy to diversify among various asset classes and to seek tax-exempt income. Others, however, have recently turned to money market funds in an attempt to time the stock market. In our view, the latter strategy is a risky one. Instead, we favor a well-balanced, diversified and valuation-sensitive approach to investing.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the markets.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus Connecticut Municipal Money Market Fund, Inc. perform during the period?

For the 12-month period ended September 30, 2002, the fund produced a yield of 0.99%. Taking into account the effects of compounding, the fund produced an effective yield of 0.99%.(1)

The fund's performance was primarily the result of declining interest rates during the final three months of 2001, which remained near historically low levels throughout the remainder of the reporting period.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital and maintenance of liquidity.

In pursuing the fund's investment approach, we normally employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality money market instruments that provide income exempt from federal and Connecticut state income taxes. Second, we actively manage the fund's weighted average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in Connecticut' s short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the fund's weighted average maturity, which should position the fund to purchase new securities with then current higher yields, if higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities, which are generally issued with maturities in the one-year range, may lengthen the fund's weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund's weighted average maturity to maintain then current The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

yields for as long as we deem practical. At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

When the reporting period began, the nation was in the midst of a recession that had been intensified by the September 11 terrorist attacks. In response, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by reducing short-term interest rates to 1.75%, their lowest level in 40 years. Although the economy began to recover early in 2002, the rebound proved to be less robust than most investors had expected, with relatively strong consumer spending offset by weakness among corporations and manufacturers. These uncertain conditions were aggravated by corporate scandals and international tensions. As a result, the Fed continued to maintain an accommodative monetary policy, and yields on one-year tax-exempt notes remained low.

Tax-exempt money market yields also fell in response to a highly volatile stock market, which caused many investors to seek more stable investment alternatives. This surge in demand for money market securities persisted throughout the reporting period.

At the same time, the recession contributed to fiscal problems for many states and municipalities. Although Connecticut remains in better fiscal condition than many other states, it lost jobs during the recession and has collected less tax revenue than it originally anticipated. The state bridged its fiscal 2003 budget gap by reducing expenses, tapping its Rainy Day Fund and borrowing in the tax-exempt bond markets. In this environment, we emphasized preservation of capital and diversification among issuers that we believed to be more financially sound.


What is the fund's current strategy?

After maintaining a relatively long weighted average maturity during the first half of the reporting period, we reduced the fund's weighted average maturity during the reporting period' s second half to points that were either in line with or shorter than that of the fund's peer group average. This strategy is designed to give the fund the flexibility to capture higher yields if and when they become available. In addition, because the yield differences between very short-term securities and one-year notes have been much narrower than average, the fund did not look to invest in longer-dated securities. We have also maintained our focus on high credit quality. In our view, this approach should continue to help the fund weather the current period of low yields and economic weakness.

October 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELD PROVIDED REFLECTS THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S YIELD WOULD HAVE BEEN LOWER.

                                                             The Fund



STATEMENT OF INVESTMENTS
September 30, 2002


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Principal
TAX EXEMPT INVESTMENTS--99.6%                                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT--99.5%

Town of Avon, GO Notes, BAN 1.50%, 1/16/2003                                                    363,000                  363,104

Town of Berlin, GO Notes, BAN 2.25%, 6/20/2003                                                  275,000                  276,355

Town of Bloomfield, GO Notes 3.75%, 11/1/2002                                                   591,000                  591,815

Town of Canton, GO Notes

   2.25%, 11/1/2002 (Insured; FGIC)                                                             195,000                  195,024

Town of Chester, GO Notes, Refunding

   2.50%, 10/1/2003 (Insured; MBIA)                                                             185,000                  186,735

State of Connecticut, GO Notes:

   4.60%, 10/1/2002                                                                             600,000                  600,000

   4.30%, 11/1/2002                                                                             100,000                  100,186

   5.80%, 11/15/2002                                                                            290,000                  291,503

   6.10%, 11/15/2002                                                                            100,000  (b)             102,524

   6.25%, 11/15/2002                                                                            625,000  (b)             641,204

   5.70%, 3/15/2003                                                                             100,000  (b)             103,889

   4.75%, 4/15/2003                                                                             150,000                  152,469

   4.50%, 6/15/2003                                                                             160,000                  163,349

   Refunding 6%, 10/15/2002                                                                     655,000                  656,046

   VRDN 1.65% (Liquidity Facility; Landesbank

      Hessen-Thuringen Girozentrale)                                                         15,000,000  (a)          15,000,000

Connecticut Clean Water Fund, Revenue

   5.40%, 4/1/2003                                                                              100,000                  101,873

Connecticut Development Authority, VRDN:

  Airport Facility Revenue

      (Learjet Inc. Project) 1.75% (LOC; Bank of America)                                     3,100,000  (a)           3,100,000

   IDR:

      (Allen Group Inc.)

         1.25% (LOC; Wachovia Bank)                                                           1,100,000  (a)           1,100,000

      (Energy Network Sina Project)

         1.65% (LOC; Fleet National Bank)                                                     3,900,000  (a)           3,900,000

      (Imperial Electric Assembly Project)

         1.75% (LOC; Wachovia Bank)                                                           1,940,000  (a)           1,940,000

      (Lapham-Hickey Steel Corp.)

         1.75% (LOC; Bank of Montreal)                                                        1,500,000  (a)           1,500,000

      Refunding (Capital District Energy Project)

         1.65% (LOC; Fleet National Bank)                                                     9,500,000  (a)           9,500,000

      (SHW Inc. Project)

         1.70% (LOC; Deutsche Bank)                                                           5,600,000  (a)           5,600,000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                               Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Development Authority, VRDN: (continued)

  PCR:

    (Central Vermont Public Service)

         1.35% (LOC; Citizen's Bank of Massachusetts)                                         1,400,000  (a)           1,400,000

      (Connecticut Light and Power Co. Project):

         1.75% (Insured; AMBAC and Liquidity Facility;

            The Bank of New York)                                                            13,000,000  (a)          13,000,000

         1.75% (Liquidity Facility; Merrill Lynch)                                            1,750,000  (a)           1,750,000

      (Western Massachusetts Electric Co.)

         1.75% (Liquidity Facility; Merrill Lynch)                                            3,800,000  (a)           3,800,000

Connecticut Health and Educational Facilities Authority:

  College and University Revenue:

    (Connecticut University System)

         4.75%, 11/1/2002 (Insured; MBIA)                                                       100,000                  100,268

      (University of Hartford)

         8%, 7/1/2003                                                                           945,000  (b)             991,240

   Private Schools Revenue, VRDN:

      (Academy of Our Lady )

         1.70% (LOC; Allied Irish Bank)                                                       3,330,000  (a)           3,330,000

      (Ethel Walker School Issue)

         1.70% (LOC; Allied Irish Bank)                                                       8,400,000  (a)           8,400,000

      (Kingswood-Oxford School)

         1.65% (LOC; Allied Irish Bank)                                                       7,000,000  (a)           7,000,000

      (Westminster School)

         1.65% (LOC; Fleet National Bank)                                                     6,500,000  (a)           6,500,000

      (Whitby School)

         1.65% (LOC; The Bank of New York)                                                    2,935,000  (a)           2,935,000

   Revenues:

      CP (Yale University):

         1.20%, 10/9/2002                                                                    10,090,000               10,090,000

         1.30%, 10/10/2002                                                                    3,000,000                3,000,000

         1.25%,12/9/2002                                                                      2,500,000                2,500,000

      (Yale/New Haven Hospital)

         1.90%, 6/1/2003 (Insured; FGIC and Liquidity

            Facility; Fleet National Bank)                                                      805,000                  805,000

      VRDN (Community Renewal Team)

         1.60% (LOC; Fleet National Bank)                                                     1,400,000  (a)           1,400,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                              Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Housing Finance Authority, Revenue:

  Housing Mortgage Finance Program:

      5.40%, 5/15/2003                                                                          350,000                  357,735

      VRDN:

         1.65% (Insured; AMBAC and Liquidity

            Facility; FHLB)                                                                   6,600,000  (a)           6,600,000

         1.75% (LOC; FHLM)                                                                    8,981,000  (a)           8,981,000

   VRDN, Merlots Program

      1.70% (Liquidity Facility; Wachovia Bank)                                               2,260,000  (a)           2,260,000

Connecticut Resource Recovery Authority, RRR, Refunding:

  (American Refunding Fuel Co.)

      5.50%, 11/15/2002 (Insured; MBIA)                                                       2,000,000                2,009,583

   (Mid-Connecticut System)

      5.50%, 11/15/2002 (Insured; MBIA)                                                         250,000                  251,158

Connecticut Special Assessment Second Injury Fund

  Revenues:

      4.75%, 1/1/2003 (Insured; FSA)                                                            500,000                  504,220

      5.50%, 1/1/2003 (Insured; AMBAC)                                                          550,000                  554,988

Connecticut Special Tax Obligation

  Revenues, Transportation Infrastructure Program:

      2%, 10/1/2002                                                                           1,180,000                1,180,000

      2.50%, 10/1/2002                                                                        4,000,000                4,000,000

      4%, 11/1/2002 (Insured; FSA)                                                              100,000                  100,205

      6%, 11/1/2002 (Insured; FSA)                                                            1,500,000                1,505,235

      6.75%, 6/1/2003                                                                           355,000  (b)             367,331

      Refunding:

         6.25%, 10/1/2002 (Insured; FGIC)                                                       100,000                  100,000

         5%, 9/1/2003                                                                           550,000                  567,169

      VRDN:

         1.60% (Insured; FGIC and Liquidity Facility;

            Dexia Credit Locale)                                                             14,490,000  (a)          14,490,000

         1.80% (LOC; Commerzbank)                                                            10,000,000  (a)          10,000,000

Town of East Granby, GO Notes

   5%, 11/1/2002 (Insured; FGIC)                                                                350,000                  350,848

Town of East Hampton, GO Notes

   3%, 8/15/2003 (Insured; FSA)                                                                 150,000                  152,003

Town of East Haven, GO Notes

   5.50%, 12/1/2002 (Insured; FGIC)                                                             680,000                  683,917


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Eastern Resource Recovery Authority

  Solid Waste Revenue, VRDN

   1.75% (LOC; Merrill Lynch)                                                                 3,995,000  (a)           3,995,000

Town of Greenwich, GO Notes 4%, 12/15/2002                                                      700,000                  703,447

City of Groton, GO Notes 3%, 7/15/2003                                                          405,000                  409,721

Town of Guilford, GO Notes, Refunding

   4%, 10/15/2002                                                                               605,000                  605,525

City of Hartford, GO Notes

   4.50%, 1/15/2003 (Insured; FGIC)                                                             550,000                  554,886

Hartford County Metropolitan District, GO Notes:

   5.50%, 4/1/2003                                                                            1,305,000                1,326,448

   8.25%, 5/1/2003                                                                              100,000                  103,892

City of Meriden, GO Notes

   5.30%, 10/15/2002 (Insured; AMBAC)                                                           100,000                  100,137

City of Milford, GO Notes 3.25%, 11/1/2002                                                      155,000                  155,149

City of New Britain, GO Notes:

   5.375%, 3/1/2003 (Insured; MBIA)                                                             100,000                  101,663

   BAN 2.875%, 4/11/2003                                                                      5,000,000                5,016,070

   VRDN 1.65% (Insured; AMBAC and Liquidity

      Facility; Bank of Nova Scotia)                                                          3,400,000  (a)           3,400,000

City of New Canaan, GO Notes 4.25%, 2/1/2003                                                    100,000                  100,916

City of New London, GO Notes

   4.25%, 12/15/2002 (Insured; MBIA)                                                            305,000                  306,908

Town of North Branford, GO Notes, Refunding

   4%, 10/1/2002 (Insured; MBIA)                                                                860,000                  860,000

Norwalk Maritime Center Authority, Revenue, Refunding

   (Maritime Center Project) 5.50%, 2/1/2003                                                    670,000                  677,606

Town of Plymouth, GO Notes, BAN

   2.50%, 10/9/2002                                                                           1,045,000                1,045,112

Town of Pomfret, GO Notes, Refunding

   4%, 11/15/2002 (Insured; MBIA)                                                               380,000                  380,922

Regional School District Number 1, GO Notes

   5%, 6/1/2003 (Insured; AMBAC)                                                                125,000                  127,459

Regional School District Number 9, GO Notes

   3%, 5/15/2003                                                                                360,000                  362,309

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                               Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Regional School District Number 10, GO Notes

   Refunding 3%, 10/15/2002 (Insured; MBIA)                                                     990,000                  990,393

Regional School District Number 18, GO Notes

   4%, 8/15/2003 (Insured; FSA)                                                                 500,000                  511,204

City of Shelton, GO Notes 3%, 11/15/2002                                                        700,000                  700,850

Town of Stamford, GO Notes:

   5.20%, 11/1/2002                                                                             100,000                  100,296

   5.10%, 3/15/2003                                                                             340,000                  344,472

Town of Stratford, GO Notes, Refunding

   4%, 4/15/2003 (Insured; FGIC)                                                                100,000                  100,950

Town of Trumbell, GO Notes:

   5.50%, 4/15/2003                                                                             200,000                  204,276

   BAN 2.25%, 9/15/2003                                                                       2,850,000                2,872,825

   Refunding 3%, 6/1/2003                                                                       840,000                  849,163

Town of Wallingford, GO Notes, Refunding

   5.15%, 6/1/2003                                                                              230,000                  235,459

Town of West Hartford, GO Notes

   3.50%, 1/15/2003                                                                             125,000                  125,536

Town of Wethersfield, GO Notes 5.25%, 10/15/2002                                                350,000                  350,416

Town of Winchester, GO Notes, Refunding

   2%, 6/1/2003 (Insured; MBIA)                                                                 490,000                  492,098

U.S. RELATED--.1%

Commonwealth of Puerto Rico Highway and Transportation

  Authority, Highway Revenue, Refunding

   5.10%, 7/1/2003 (Insured; MBIA)                                                              150,000                  153,955

Puerto Rico Telephone Authority

  Telecommunications Revenue

   4.95%, 1/1/2003 (Insured; AMBAC)                                                             100,000  (b)             100,857
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $196,647,496)                                                             99.6%              196,648,896

CASH AND RECEIVABLES (NET)                                                                          .4%                  714,245

NET ASSETS                                                                                       100.0%              197,363,141




Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

BAN                       Bond Anticipation Notes

CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance
                          Company

FHLB                      Federal Home Loan Bank

FHLM                      Federal Home Loan Mortgage

FSA                       Financial Security Assurance

GO                        General Obligation

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

VRDN                      Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               78.3

AAA, AA, A (c)                   Aaa, Aa, A (c)                  AAA, AA, A (c)                                   16.1

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     5.6

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE  REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           196,647,496   196,648,896

Receivable for investment securities sold                             2,000,526

Interest receivable                                                     878,932

Prepaid expenses                                                          9,457

                                                                    199,537,811
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            84,640

Cash overdraft due to Custodian                                       1,723,893

Payable for investment securities purchased                             311,595

Accrued expenses                                                         54,542

                                                                      2,174,670
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      197,363,141
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     197,376,332

Accumulated net realized gain (loss) on investments                    (14,591)

Accumulated gross unrealized appreciation on investments                  1,400
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      197,363,141
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(1 billion shares of $.001 par value Common Stock authorized)       197,376,332

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended September 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,775,030

EXPENSES:

Management fee--Note 2(a)                                            1,152,537

Shareholder servicing costs--Note 2(b)                                 209,847

Professional fees                                                       51,495

Custodian fees                                                          28,556

Prospectus and shareholders' reports                                    15,705

Registration fees                                                       13,085

Directors' fees and expenses--Note 2(c)                                  9,479

Miscellaneous                                                           16,998

TOTAL EXPENSES                                                       1,497,702

Less--reduction in management fee due to
  undertaking--Note 2(a)                                              (22,612)

NET EXPENSES                                                         1,475,090

INVESTMENT INCOME--NET                                               2,299,940
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                  1,364

Net unrealized appreciation (depreciation) on investments                1,129

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   2,493

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,302,433

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             -----------------------------------

                                                     2002               2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,299,940          5,693,640

Net realized gain (loss) from investments           1,364             22,449

Net unrealized appreciation (depreciation)
   of investments                                   1,129             (6,819)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,302,433          5,709,270
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (2,299,940)          (5,693,640)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 275,137,868         366,391,628

Dividends reinvested                            2,248,696           5,552,367

Cost of shares redeemed                     (334,850,219)        (318,027,428)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (57,463,655)          53,916,567

TOTAL INCREASE (DECREASE) IN NET ASSETS      (57,461,162)          53,932,197
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           254,824,303          200,892,106

END OF PERIOD                                 197,363,141          254,824,303

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                           Year Ended September 30,
                                                                 -------------------------------------------------------------------

                                                                 2002            2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             1.00            1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .010             .027         .031           .024          .029

Distributions:

Dividends from investment income--net                           (.010)           (.027)       (.031)         (.024)        (.029)

Net asset value, end of period                                   1.00             1.00         1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  .99             2.70         3.19           2.44          2.89
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .64              .61         .65             .63           .65

Ratio of net investment income
   to average net assets                                         1.00             2.60        3.15            2.41          2.85

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .01               .00(a)     .03             .12           .20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         197,363           254,824     200,892        174,600       183,078

(A) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies

Dreyfus Connecticut Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund
received    net    earnings    credits    of

$13,669 during the period ended September 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $14,591is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2002. If not applied, $11,443 of the carryover expires in fiscal 2004, $573 expires in fiscal 2007 and $2,575 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2002 and September 30, 2001, respectively, were all tax exempt income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At September 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from October 1, 2001 through to September 30, 2002 to reduce the management fee paid by the fund, to the extent that if the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .65 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $22,612 during the period ended September 30, 2002.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2002, the fund was charged $149,606 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2002, the fund was charged $42,137 pursuant to the transfer agency greement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Connecticut Municipal Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Connecticut Municipal Money Market Fund, Inc., including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Connecticut Municipal Money Market Fund, Inc. at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                             [Ernst & Young LLP Signature Logo]


New York, New York

October 31, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2002 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David W. Burke (66)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                              --------------

Samuel Chase (70)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Gordon J. Davis (62)

Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner, LeBoeuf, Lamb, Greene & MacRae

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company , Director

* Phoenix Companies, Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 30

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Joni Evans (60)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Arnold S. Hiatt (75)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum, Trustee

* John Merck Fund, a charitable trust, Trustee

* Business for Social Responsibility, Chairman

* American Academy of Arts and Sciences, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Burton N. Wallack (51)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old, and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager,
and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 32 years old, and has been an employee of the Manager since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

NOTES



                   For More Information

                        Dreyfus Connecticut Municipal
                        Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  101AR0902